UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2017

Sichuan Leaders Petrochemical Company
(Exact name of registrant as specified in its charter)

FLORIDA	000-54820	20-4138848
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3904 US Highway 301 North Ellenton, FL	34222
(Address of Principal Executive Offices)	(Zip Code)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants

On June 1, 2017, the Board of Directors of Sichuan Leaders Petrochemical Company (the “Company”) approved the withdrawal of Stevenson & Company CPAS LLC (Stevenson’s) as the Company’s independent registered public accounting firm, effective as of June 1, 2017.

During the twelve month period ended December 31, 2015 and December 31, 2014, the reports of Stevenson & Company on the Company’s financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Stevenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved, would have caused Stevenson to make reference to the subject matter of the disagreements in its reports. However, Stevenson’s report for the fiscal years ended December 31, 2015, and December 31, 2014, respectively, included an explanatory paragraph noting the Company has significant net losses and cash flow deficiencies. With the limited resources, and recurring losses from operations and the Company’s need to raise additional capital, all of these factors continue to raise substantial doubt about the Company’s ability to continue as a going concern.

During the audit periods mentioned above, and the subsequent interim period through June 1, 2017, there were no reportable events (as defined in Item 304(a)(1) (v) of Regulation S-K). However, as disclosed in Item 9A. Controls and Procedures of Form 10-K filed March 1, 2016, management has concluded that our internal controls had material weaknesses and our disclosure controls and procedures remain not effective.

The Company has provided Stevenson with a copy of this report and Stevenson has furnished the Company with a letter addressed to the Securities and Exchange Commission indicating they agree with the statements made above. A copy of Stevenson’s letter dated June 1, 2017 is attached as Exhibit 16.1 to this report.

(b) New Independent Accountants

On June 1, 2017, the Board of Directors of the Company approved the engagement of MaloneBailey, LLP as the Company’s new independent registered public accounting firm, effective as of June 1, 2017.

During the twelve month period ended December 31, 2015, and December 31, 2014, respectively, neither the Company nor anyone on its behalf consulted with MaloneBailey, LLP with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Financial Statements, and neither a written report was provided to the Company nor oral advice was provided that MaloneBailey, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation SK).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1	Letter dated June 1, 2017 from Stevenson & Company CPAS LLC to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sichuan Leaders Petrochemical Company

Date: June 6, 2017	By:	/s/ Andy Fan
	Name:	Andy Fan
	Title:	Chief Executive Officer

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Exhibit No.	Description

16.1	Letter dated June 1, 2017 from Stevenson & Company CPAS LLC to the Securities and Exchange Commission

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